ARISTOTLE HIGH YIELD BOND FUND (THE “FUND”)
a series of Aristotle Funds Series Trust (the “Trust”)
Supplement dated April 1, 2024 to the Summary Prospectus and Prospectus dated October 19, 2023, as may be supplemented and/or revised from time to time, as it relates to the Fund.

Effective April 1, 2024, the following changes have been made to the Fund’s Advisory Fee and Supervision and Administration Fee rates: (i) the Fund’s Advisory Fee applicable to all share classes has been reduced from 0.60% to 0.50%; (ii) the Supervision and Administration Fee for Class A and Class C has been increased from 0.10% to 0.20%; and (iii) the Supervision and Administration Fee for Class I-2 has been increased from 0.10% to 0.15%. As a result, there has been no change to the Fund’s total Management Fee for Class A and Class C, the total Management Fee for Class I has been reduced by 0.10% and the total Management Fee for Class I-2 has been reduced by 0.05%. In addition, the contractual fee waiver for Class I has been reduced from 0.65% to 0.55% and has been reduced for Class I-2 from 0.70% to 0.65%.
Effective April 1, 2024, all references to the Fund’s Management Fee, Advisory Fee and Supervision and Administration Fee rates, and fee waiver in the Summary Prospectus and Prospectus are hereby revised to reflect the changes described herein. In addition, the Fees and Expenses of the Fund tables and Examples in the Summary Prospectus and the “Fund Summaries - Aristotle High Yield Bond Fund” section of the Prospectus are hereby restated to reflect the changes described herein, as set forth below.
Fees and Expenses of the Fund
The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. If these fees were included, the fees and expenses shown would be higher. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 114 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	I	I-2
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	I	I-2
Management Fee[1]	0.70%	0.70%	0.55%	0.65%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None	None
Total Annual Fund Operating Expenses	0.95%	1.70%	0.55%	0.65%
Less Fee Waiver[2]	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waiver	0.95%	1.70%	0.55%	0.65%

[1]
The Management Fee consists of an Advisory Fee and a Supervision and Administration Fee paid to Aristotle Investment Services, LLC. The Advisory Fee is borne by the Fund at the same annual rate for all share classes of 0.50% of the average net assets. The Supervision and Administration Fee is borne separately by each class at an annual rate of 0.20% for Class A and Class C, 0.05% for Class I and 0.15% for Class I-2 of the average net assets of the class.

[2]
Aristotle Investment Services, LLC has contractually agreed, through July 31, 2025, to waive its management fees to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% for Class A, 1.70% for Class C, 0.55% for Class I and 0.65% for Class I-2. Aristotle Investment Services, LLC may not recoup these waivers in future periods.

Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the fee waiver (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
	Share Class
	A	C	I	I-2
1 year	$523	$273	$56	$66
3 years	$730	$536	$176	$208
5 years	$954	$923	$307	$362
10 years	$1,598	$2,009	$689	$810

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
	Share Class
	A	C	I	I-2
1 year	$523	$173	$56	$66
3 years	$730	$536	$176	$208
5 years	$954	$923	$307	$362
10 years	$1,598	$2,009	$689	$810

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.

2